UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): May 5, 2000


                           PROMEDCO MANAGEMENT COMPANY

             (Exact name of registrant as specified in its charter)

       Delaware                            0-21373              75-2529809
(State or other jurisdiction                (Commission        (IRS Employer
     of incorporation)                    File Number)     Identification No.)

                           801 Cherry Street, Suite 1450 76102
                       (Address of principal executive offices) (Zip code)

         Registrant's telephone number, including area code (817) 335-5035

Item 5.    Other Events.

         On May 5, 2000 the registrant entered into an amendment to the securities purchase agreement dated January 13, 2000 with certain affiliates of Goldman, Sachs & Co. The May 5 amendment modifies the terms of the transaction contemplated by the January 13 agreement, which was filed with the registrant's proxy statement dated February 29, 2000. The registrant's press release announcing the terms of the modified transaction and the amendment and related agreements entered into on May 5 are attached as exhibits hereto.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits.  The following exhibits are filed herewith:

Exhibit No.                                 Description


4.1 First Amendment to Securities Purchase Agreement dated as of May 5, 2000 by and among Promedco Management Company and GS Capital Partners III, L.P. and certain affiliates thereof.

4.2 First Amendment to Registration Rights Agreement dated as of May 5, 2000 by and among Promedco Management Company and GS Capital Partners III, L.P. and certain affiliates thereof.

4.3 Amendment No. 2 to Rights Agreement dated as of May 5, 2000 between Promedco Management Company and Harris Trust and Savings Bank.

99.1 Press release dated May 8, 2000.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PROMEDCO MANAGEMENT COMPANY

                         By:/s/ ROBERT D. SMITH
                               Robert D. Smith
                              Senior Vice President-Finance